UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

Veeva Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36121	20-8235463
(State or other jurisdiction of incorporation of organization)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive

Pleasanton, California 94588

(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 452-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VEEV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer and Interim Appointment

On March 28, 2024, Veeva Systems Inc. (“Veeva” or the “Company”) and Brent Bowman established, via mutual agreement, that Mr. Bowman’s tenure as Chief Financial Officer (“CFO”) and Principal Financial Officer (“PFO”) will end as of the close of business on April 1, 2024 (the “Effective Date”). Mr. Bowman will remain a Veeva employee for three months to ensure a smooth transition. Tim Cabral, the Company’s CFO from 2010 to 2020 and a current member of Veeva’s board of directors, will serve as Interim CFO and PFO until a replacement is named. A copy of Mr. Cabral’s biography is available in Veeva’s definitive proxy statement, filed with the Securities and Exchange Commission on May 10, 2023, and is hereby incorporated by reference. In connection with Mr. Bowman's departure, his equity grant from the fiscal year ending January 31, 2023 of 10,000 RSUs and 20,000 stock options scheduled to vest on April 1, 2026 will vest as to 9/16th of the RSUs and options on July 1, 2024.

Veeva appreciates Mr. Bowman’s valuable contributions over his nearly four years of service. The change is not the result of (i) any misconduct, (ii) any disagreements between Mr. Bowman and Veeva about Veeva’s financial results or Veeva's accounting principles, practices, and controls, or (iii) any issues related to Veeva's operations, policies, or practices. For more information on Veeva’s anticipated financial results, please see Item 7.01 below.

There is no arrangement or understanding between Mr. Cabral and Veeva pursuant to which Mr. Cabral was appointed as Veeva’s Interim CFO and PFO. There are no family relationships between Mr. Cabral and any of Veeva’s directors or executive officers and Mr. Cabral has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Cabral will continue to be party to Veeva's standard form of indemnification agreement and there has been no change to his compensation arrangements as a result of the appointment.

Appointment of President and Chief of Staff and New Chief Marketing Officer

On March 27, 2024, Veeva appointed E. Nitsa Zuppas as President and Chief of Staff, effective April 1, 2024. Stacey Epstein assumes the role of Chief Marketing Officer formerly held by Ms. Zuppas, effective April 1, 2024.

Ms. Zuppas served as Veeva’s Chief Marketing Officer from March 2013 to March 2024. Prior to joining Veeva, Ms. Zuppas served as Chief Marketing Officer for First Virtual Group, a diversified holding company with global interests in real estate, agribusiness, philanthropy, and global financial asset management, and Executive Director of the Siebel Foundation from February 2006 to March 2013. From March 1998 to January 2006, Ms. Zuppas served in a number of executive roles at Siebel Systems, including Vice President, Marketing, General Manager, Siebel Retail, and Senior Director, Investor Relations and Director, Product Marketing. Ms. Zuppas earned a Bachelor of Arts degree in Art History from California State University.

Prior to joining Veeva, Ms. Epstein served as Chief Marketing Officer of Freshworks Inc., a cloud-based software company that provides customer and employee service solutions, from March 2021 to March 2024. From February 2019 to February 2021, Ms. Epstein held multiple roles at ServiceMax, Inc., a field service management company, including Chief Marketing and Customer Experience Officer and President of the Zinc Division. From February 2016 to February 2019, Ms. Epstein served as Chief Executive Officer of Zinc, Inc., a field service messaging company, which was acquired by ServiceMax in February 2019. Ms. Epstein holds a B.A. in English from Emory University.

There are no family relationships between Ms. Zuppas and any of Veeva’s directors or executive officers and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Zuppas will continue to be party to Veeva's standard form of indemnification agreement and there has been no change to her compensation arrangements as a result of the appointment.

Retirement of Executive Vice President, Global Sales and Appointment of Chief Customer Officer

As previously announced in March 2023, Alan Mateo will retire from his position as Executive Vice President, Global Sales and transition to a part-time advisor role, effective April 30, 2024. As of April 1, 2024, Tom Schwenger, formerly President and Chief Operating Officer, will now serve as President and Chief Customer Officer, leading Veeva’s sales and services organizations.

Item 7.01.	Regulation FD Disclosure.

Veeva Reiterates Quarterly and Annual Guidance

Veeva is reiterating the following financial guidance issued on the Company’s earnings call on February 29, 2024:

For the quarter ending April 30, 2024:

•	Total Revenue: $640-643 million
•	Non-GAAP Operating Income: $245-247 million

For the fiscal year ending January 31, 2025:

•	Total Revenue: $2,725-2,740 million
•	Non-GAAP Operating Income: ~$1,070 million

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Veeva is not able, at this time, to provide GAAP targets for operating income for the first fiscal quarter ending April 30, 2024, or fiscal year ending January 31, 2025, because of the difficulty of estimating certain items excluded from non-GAAP operating income that cannot be reasonably predicted, such as charges related to stock-based compensation expense. The effect of these excluded items may be significant.

Forward-looking Statements

This report contains forward-looking statements regarding Veeva’s expected future performance and, in particular, reiterating guidance provided on February 29, 2024, about Veeva's expected future financial results. Estimating guidance accurately for future periods is difficult. It involves assumptions and internal estimates that may prove to be incorrect and is based on plans that may change. Hence, there is a significant risk that actual results could differ materially from the guidance we have provided in this report and we have no obligation to update such guidance. There are also numerous risks that have the potential to negatively impact our financial performance, including issues related to the performance, security, or privacy of our products, competitive factors, customer decisions and priorities, events that impact the life sciences industry, general macroeconomic and geopolitical events (including inflationary pressures, changes in interest rates, currency exchange fluctuations, changes in applicable laws and regulations, and impacts related to Russia’s invasion of Ukraine and the Israel-Hamas conflict), and issues that impact our ability to hire, retain, and adequately compensate talented employees. We have summarized what we believe are the principal risks to our business in a section titled “Summary of Risk Factors” on pages 9 and 10 in our filing on Form 10-K for the period ended January 31, 2024, which you can find here. Additional details on the risks and uncertainties that may impact our business can be found in the same filing on Form 10-K and in our subsequent SEC filings, which you can access at sec.gov. We recommend that you familiarize yourself with these risks and uncertainties before making an investment decision.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

		By:	/s/ Josh Faddis
Josh Faddis
Senior Vice President, General Counsel

Dated:	April 1, 2024